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                                                      EXHIBIT 23



                                   CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 33-27113) and Form S-8 (Nos. 2-97669 and 33-28458)
of Continental Bank Corporation of our report dated
January 18, 1994, except as to Note 1, which is as of January 28, 1994, included in Continental Bank Corporation's Annual Report on Form 10-K for the year ended December 31, 1993.



PRICE WATERHOUSE

Chicago, Illinois
March 14, 1994